Exhibit 10.2

FIRST AMENDMENT TO EQUIPMENT LEASE AGREEMENT

THIS FIRST AMENDMENT TO EQUIPMENT LEASE AGREEMENT (“First Amendment”) is made and dated effective as of June 29, 2010 by and between MEDICUS CORPORATION, a Delaware corporation (the “Lessor”) and INTEGRA LIFESCIENCES CORPORATION, a Delaware corporation (the “Lessee”).

BACKGROUND:

A. The Lessor and the Lessee are parties to a certain Equipment Lease Agreement dated as of June 1, 2000 (the “Lease”), pursuant to the provisions of which the Lessor leased to the Lessee and the Lessee rented from the Lessor certain production equipment described in the Lease.

B. The Lessor and the Lessee now desire to amend and modify the Lease pursuant to the provisions of this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intention of being legally bound, the Lessor and the Lessee hereby agree as follows:

1. Section 3(a) of the Lease is hereby amended in its entirety to read as follows:

“3(a) Term. The term of this Lease shall commence on June 1, 2000 (the “Commencement Date”) and shall terminate on March 31, 2022 unless sooner terminated or extended as hereinafter set forth.”

2. Section 3(b) of the Lease is hereby amended in its entirety to read as follows:

“3(b) Option to Renew. Provided that the Lessee is not in default of any material obligation to the Lessor, its successors or assigns (if any) under this Lease, the Lessor hereby grants to the Lessee an option to renew this Lease for an additional term of ten years ending on March 31, 2032.”

3. Except as expressly provided in this First Amendment, the terms and provisions of the Lease remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the 29th day of June, 2010.

MEDICUS CORPORATION, as Lessor
By:	/s/ Gerald N. Holtz

Name:	Gerald N. Holtz
Title:	President

INTEGRA LIFESCIENCES CORPORATION, as Lessee
By:	/s/ Stuart M. Essig

Name:	Stuart M. Essig
Title:	President and Chief Executive Officer